SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 26, 2004 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)
IL (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Indentification Number)
	5001 North Second Street, Rockford, Illinois (Address of principal executive offices)	61111 (Zip Code)
Registrant's telephone number, including area code: 815-877-7441

Item 7. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of Woodward Governor Company dated January 26, 2004

Item 12. Results of Operations and Financial Condition

On January 26, 2004, Woodward Governor Company (the "Registrant") reported its results of operations for its fiscal first quarter ended December 31, 2003. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004	WOODWARD GOVERNOR COMPANY By: /s/ Stephen P. Carter Stephen P. Carter Executive Vice President, Chief Financial Officer and Treasurer